                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549
                                    ___________

                                      FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                          Scientific Learning Corporation
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(Exact Name of Registrant as Specified in its Charter)

               Delaware                                94-3234458
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(State of Incorporation or Organization)                      (I.R.S. Employer
                                                            Identification no.)

1995 University Avenue, Suite 400, Berkeley, CA            94704
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(Address of principal executive offices)                              (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. /X/

Securities Act registration statement number to which this form relates: 333-56545

                                                       (if applicable)


                                          1.
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 54 of the Prospectus included in the Registrant's Form S-1 Registration Statement,
No 333-56545, filed with the Securities and Exchange Commission (the "Commission") on June 10, 1998 and is incorporated herein by reference.

ITEM 2.   EXHIBITS.

     EXHIBIT
     NUMBER              DESCRIPTION
     4.1            Form of Restated Certificate of Incorporation of the
                    Registrant.  (1)

     4.2            Form of Amended and Restated Bylaws of the Registrant.  (1)

     5.1            Specimen Certificate for Registrant's Common Stock.  (2)
     ------------------------------

     (1) Filed as an exhibit to the Registration Statement and incorporated herein by reference.
     (2) To be filed as an exhibit to Amendment No. 1 to the Registration Statement and incorporated herein by reference.

                                          2.
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                                     SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SCIENTIFIC LEARNING CORPORATION
                                        (Registrant)


Date: June 30, 1998                   By:  /s/ Sheryle J. Bolton
                                            ------------------------------------
                                             Sheryle J. Bolton,
                                             President and Chief Executive
                                             Officer


                                          3.